                           [LETTER HEAD OF MINET]


Transco Syndicate No 1,                                         COVER NOTE
per Exstar E & S Insurance Services,                            ADDENDUM
311 South Wacker Drive,
Suite 500,                                                      Page 1 of 1
Chicago,
Illinois 60606 - 6618,                                          7th March 1997
U.S.A.

ADDENDUM NUMBER TWO ATTACHING TO AND FORMING PART OF COVER NOTE NUMBER 964789 DATED 17TH APRIL, 1996.

IN ACCORDANCE WITH YOUR INSTRUCTIONS, WE HAVE AMENDED THE FOLLOWING REINSURANCE AS BELOW:

                TRANSCO SYNDICATE NO. 1 &/OR ALPINE INS. CO.
                  MARINE ACCOUNT EXCESS OF LOSS REINSURANCE.
            U.S.$500,000 E. & E.L. EXCESS U.S.$500,000 E. & E.L.
                    L.O.D. 12 MONTHS AT 1ST MARCH, 1996.

It is hereby noted and agreed that the term of this Reinsurance is amended to read 'Losses Occurring During the Period 1st March, 1996 to 19th July, 1997 Both Days Inclusive, Local Standard Time at the place where the loss occurs (in respect of Business written prior to 1st September, 1996)'.

It is further noted and agreed that the premium is amended to $100,000 plus
50% of pro rata for the period 1st March, 1997 to 19th July, 1997 (141/365 days = 0.3863013 x $100,000 = $38,630.13 x 50% = $19,315,07). The adjustable feature is deleted.

Reinstatements remain Two at 100% Additional Premium based on $100,000 regardless of date of loss.

ALL OTHER TERMS, CLAUSES AND CONDITIONS REMAIN UNALTERED.
-------------------------------------------------------

For and on behalf of                           For and on behalf of
J. H. MINET REINSURANCE BROKERS                J. H. MINET REINSURANCE BROKERS
LIMITED                                        LIMITED




/s/                                            /s/
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Please check that this Cover Note Addendum is in accordance with your instructions and if any change is required or if any security is not acceptable to you, then please contact us immediately in writing. Please remember that all other terms, clauses and conditions, security and limitations of the Original Cover Note and any Addenda thereto remain unchanged.

  Subject to the Terms and Conditions of the Contract or Policy to be issued